UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2015

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Clawback Policy

On February 10, 2015, the Board of Directors (the “Board”) of Prudential Financial, Inc. (the “Company”) adopted the Prudential Financial, Inc. Clawback Policy effective February 10, 2015.

The new clawback policy covers all executive officers and applies to all incentive-based compensation (including stock options and other equity awards) paid to or in respect of an executive officer. The policy provides that if (i) the Company is required to undertake a material restatement of any financial statements filed with the Securities and Exchange Commission (the “SEC”) or (ii) an executive officer engages in improper conduct (including a failure to report) that either has had, or could reasonably be expected to have, a significant adverse reputational or economic impact on the Company or any of its affiliates or divisions, then the Board may, in its sole discretion, after evaluating the associated costs and benefits, seek to recover all or any portion of the incentive-based compensation paid to any such executive officer during the three year period preceding the restatement, or the occurrence of the improper conduct, as the case may be.

The policy also requires the Company to disclose to its shareholders not later than the filing of the next following proxy statement the action taken by the Board, or the Board’s decision not to take action, with regard to compensation recovery following a material restatement or improper conduct, so long as such event has been previously disclosed in the Company’s filings with the SEC.

The policy is attached as Exhibit 10.1 and incorporated herein by reference.

2015 Annual Incentive Program

Attached as Exhibit 10.2 and incorporated herein by reference are the Annual Incentive Payment Criteria for Executive Officers relating to annual incentive awards under the Company’s Annual Incentive Program, effective for awards in 2015 in respect of 2014 and for subsequent years.

2015 Long-Term Incentive Program

Attached as Exhibit 10.3 and incorporated herein by reference is the Form of Terms and Conditions relating to awards to executive officers in 2015 under the Omnibus Incentive Plan of stock options, performance shares and performance units and book value units under the Company’s 2015 Long-Term Incentive Program.

Item 7.01 Regulation FD Disclosure.

A copy of the news release, dated February 10, 2015, of the Company announcing the adoption of the clawback policy described in Item 5.02 above is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed as part of this Current Report on Form 8-K:

10.1	Prudential Financial, Inc. Clawback Policy effective February 10, 2015.

10.2	Annual Incentive Payment Criteria for Executive Officers effective for awards in 2015 in respect of 2014 and for subsequent years.

10.3	Form of Terms and Conditions relating to awards to executive officers in 2015 under the Omnibus Incentive Plan of stock options, performance shares and performance units and book value units under the 2015 Long-Term Incentive Program.

99.1	News release of Prudential Financial, Inc., dated February 10, 2015, announcing the adoption of the clawback policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2015

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Brian J. Morris
Name: Brian J. Morris
Title: Vice President and Assistant Secretary

Exhibit Index

Exhibit No.	Description

10.1	Prudential Financial, Inc. Clawback Policy effective February 10, 2015.

10.2	Annual Incentive Payment Criteria for Executive Officers effective for awards in 2015 in respect of 2014 and for subsequent years.

10.3	Form of Terms and Conditions relating to awards to executive officers in 2015 under the Omnibus Incentive Plan of stock options, performance shares and performance units and book value units under the 2015 Long-Term Incentive Program.

99.1	News release of Prudential Financial, Inc., dated February 10, 2015, announcing the adoption of the clawback policy.

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